Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 (the “Report”) of Muzinich Corporate Lending Income Fund, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Rocco DelGuercio, the Chief Financial Officer (Principal Financial Officer) of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Rocco DelGuercio
Name:	Rocco DelGuercio
Date:	August 13, 2026